UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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17785 Center Court Drive N, Suite 750
Cerritos, California 90703

April 29, 2019

To Our Shareholders:

On behalf of the Board of Directors and management, you are cordially invited to attend the 2019 Annual Meeting of Shareholders of First Choice Bancorp. The Annual Meeting will be held on Tuesday, June 11, 2019, at 4:30 p.m., (Pacific Time), at the Cerritos Library located at 18025 Bloomfield Avenue, Cerritos, California, 90703.

The attached Notice of Meeting and Proxy Statement describe the formal business to be conducted at the Annual Meeting.  Members of our Board of Directors and Executive Officers will be present in person or by telephone at the Annual Meeting to respond to any questions that our shareholders may have.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to cast your vote via the Internet or by telephone by June 10, 2019, or if you prefer, by completing, signing, and returning your proxy card in the accompanying return envelope. Specific instructions for voting via the Internet or by telephone are stated on the proxy card. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them to vote your shares. Your cooperation is appreciated since a majority of the outstanding shares of our common stock must be represented, either in person or by proxy, for us to transact business at the Meeting.

Each proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting. If you hold your shares in certificate form and attend the Annual Meeting, you may simply revoke your previously submitted proxy and vote your shares at that time. If your shares are held by a broker or otherwise not registered in your name, you will need additional documentation from your record holder to vote your shares personally at the Annual Meeting. If you hold your shares in certificate form, please indicate on the proxy whether or not you expect to attend.

On behalf of the Board of Directors and the officers and employees of First Choice Bancorp, we would like to thank our shareholders for their continued support. We look forward to seeing you at the Annual Meeting.

Sincerely,

Peter H. Hui	Robert M. Franko
Chairman of the Board	President and Chief Executive Officer

17785 Center Court Drive N, Suite 750
Cerritos, California 90703

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 11, 2019 - 4:30 p.m.

To: The Shareholders of First Choice Bancorp

The Annual Meeting of Shareholders (the "Meeting") of First Choice Bancorp (the “Company”) will be held at the Cerritos Library located at 18025 Bloomfield Avenue, Cerritos, California, 90703, on June 11, 2019, at 4:30 p.m.. (Pacific Time), for the purpose of considering and voting upon the following matters:

1.
Election of Directors. Electing the following eight (8) persons to the Board of Directors of the Company to serve until the next annual meeting of shareholders and until their successors are elected and have qualified:

	Robert M. Franko	Luis Maizel
	James H. Gray	Maria S. Salinas
	Peter H. Hui	Pravin C. Pranav
	Fred D. Jensen	Phillip T. Thong

2.
Shareholder Advisory (Non-Binding) Vote on Executive Compensation. Approving, in a non-binding advisory vote, the compensation of the Company’s Named Executive Officers as disclosed in the attached Proxy Statement.

3.
Shareholder Advisory (Non-Binding) Vote on Frequency of Shareholder Advisory Vote on Executive Compensation. Determining, in a non-binding advisory vote, whether the shareholder advisory vote on the compensation of the Company’s Named Executive Officers will occur every 1, 2 or 3 years.

4.
Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratifying the appointment of Vavrinek, Trine, Day & Co., LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.

5.	Other Business. Transacting such other business as may properly be brought before the Meeting or any adjournments or postponements of the Meeting.

Only shareholders of record at the close of business on April 17, 2019 are entitled to notice of, and to vote in person or by proxy at, the Meeting.

As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board. All proposals set forth above are proposals of the Company. It is expected that these materials will be mailed to shareholders on or about April 29, 2019.

The Bylaws of the Company provide for the nomination of Directors in the following manner:

“Section 13.    SHAREHOLDER NOMINATIONS AND PROPOSALS. For business (including, but not limited to director nominations) to be properly brought before an annual meeting by a shareholder, the shareholder or shareholders of record intending to propose the business (the "proposing shareholder") must have given written notice of the proposing shareholder's nomination or proposal, either by personal delivery or by United States mail to the secretary of the Corporation no earlier than one hundred twenty

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(120) calendar days and no later than ninety (90) calendar days before the date such annual meeting is to be held. If the current year's annual meeting is called for a date that is not within thirty (30) days of the anniversary of the previous year's annual meeting, notice must be received not later than ten (10) calendar days following the day on which public announcement of the date of the annual meeting is first made. In no event will an adjournment or postponement of an annual meeting of shareholders begin a new time period for giving a proposing shareholder's notice as provided above.

For business to be properly brought before a meeting of shareholders, the notice of meeting sent by or at the direction of the person calling the meeting must set forth the nature of the business to be considered. A shareholder or shareholders who have made a written request for a meeting pursuant to Section 3 may provide the information required for notice of a shareholder proposal under this Section simultaneously with the written request for the meeting submitted to the secretary or within ten calendar days after delivery of the written request for the meeting to the secretary.

A proposing shareholder's notice shall include as to each matter the proposing shareholder proposes to bring before either an annual or special meeting:

(a)     The name and address of the proposing shareholder and the classes and number of shares of capital stock of the Corporation held by the proposing shareholder

(b)    If the notice regards the nomination of a candidate for election as director: (i) the name, age, and business and residence address of the candidate; (ii) the principal occupation or employment of the candidate; and (iii) the class and number of shares of the Corporation beneficially owned by the candidate.

(c)    If the notice regards a proposal other than the nomination of a candidate for election as director, a brief description of the business desired to be brought before the meeting and the material interest of the proposing shareholder of such proposal.”

Since important matters are to be considered at the Meeting, it is very important that each shareholder vote.

Whether or not you plan to attend the Meeting, please sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote your shares electronically or by telephone, so that as many shares as possible may be represented. The vote of every shareholder is important and we appreciate your cooperation in returning your executed proxy promptly. Each proxy is revocable and will not affect your right to vote in person if you attend the Meeting. If you hold your shares in certificate or registered book-entry form and attend the Meeting, you may simply revoke your previously submitted proxy and vote your shares at that time. If your shares are held by a broker or otherwise not registered in your name, you will need additional documentation from your record holder to vote your shares personally at the Meeting. If you hold your shares in certificate or registered book-entry form, please indicate on the proxy card whether or not you expect to attend.

Shareholders of First Choice Bancorp are hereby advised of the availability of the December 31, 2018 disclosure statement. Shareholders desiring a copy of the disclosure statement should contact Mr. Robert M. Franko, President and Chief Executive Officer, at First Choice Bancorp.

You should have received in the mail a preliminary notice of First Choice Bancorp's 2019 Annual Shareholders Meeting, which includes a description of the various voting procedures available to you, including voting via the Internet. You are requested to vote via the Internet at www.envisionreports.com/fcbp or www.edocumentview.com/fcbp without delay whether or not you plan to attend the Meeting. If you vote via the Internet, your vote will also be considered as your consent to vote electronically as provided in Sections 20, 21, 600 and 601 of the California General Corporations Law, as authorized by the Company's bylaws. You may revoke your proxy at any time prior to it being voted, either by attending the Meeting and electing to vote in person, or by filing with the Secretary of First Choice Bancorp, prior to the Meeting, a written notice of revocation or a duly executed proxy bearing a later date.

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We appreciate your continuing support and look forward to seeing you at the Meeting.

DATED: April 29, 2019	By Order of the Board of Directors

Peter H. Hui	Robert M. Franko
Chairman of the Board	President and Chief Executive Officer

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17785 Center Court Drive N, Suite 750
Cerritos, California 90703

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS OF FIRST CHOICE BANCORP

To Be Held Tuesday, June 11, 2019

To the Shareholders of First Choice Bancorp:

First Choice Bancorp, Cerritos, California (the “Company”) is furnishing this Proxy Statement to its shareholders in connection with the solicitation by the Board of Directors (the “Board”) of proxies in connection with the Annual Meeting of Shareholders (the “Meeting”), to be held on Tuesday, June 11, 2019 at 4:30 p.m. (Pacific Time) at the Cerritos Library located at 18025 Bloomfield Avenue, Cerritos, California 90703, and at any and all adjournments and postponements thereof.

The matters to be considered and voted upon at the Meeting will include:

1.
Election of Directors. To elect the following eight (8) persons to the Board of Directors of the Company to serve until the next annual meeting of shareholders and until their successors are elected and have qualified:

	Robert M. Franko	Luis Maizel
	James H. Gray	Maria S. Salinas
	Peter H. Hui	Pravin C. Pranav
	Fred D. Jensen	Phillip T. Thong

2.
Shareholder Advisory (Non-Binding) Vote on Executive Compensation. To approve, in a non-binding advisory vote, the compensation of the Company’s Named Executive Officers as disclosed in the attached Proxy Statement.

3.
Shareholder Advisory (Non-Binding) Vote on Frequency of Shareholder Advisory Vote on Executive Compensation. To determine, in a non-binding advisory vote, whether the shareholder advisory vote on the compensation of the Company’s Named Executive Officers will occur every 1, 2 or 3 years.

4.
Ratification of the Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of Vavrinek, Trine, Day & Co., LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019.

5.	Other Business. To transact such other business as may properly be brought before the Meeting or any adjournments or postponements of the Meeting.

     Only shareholders of record at the close of business on April 17, 2019 (the “Record Date”) are entitled to notice of, and to vote in person or by proxy at, the Meeting or any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy card will first be made available to shareholders on or about April 29, 2019.

This solicitation of proxies is being made by the Board. The expense of soliciting proxies for the Meeting will be borne by the Company which costs are not expected to exceed the amounts normally expended in connection with a solicitation of proxies for the election of directors. It is anticipated that proxies will be solicited primarily through the use of the mail. Proxies may also be solicited personally or by telephone by directors, officers and employees of the Company and its wholly-owned subsidiary, First Choice Bank (the “Bank”), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, that are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 11, 2019.

This Proxy Statement and the Company’s 2018 Annual Report are available online at www.firstchoicebankca.com and clicking “Investor Relations,” followed by “SEC Filings.”

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. Whether or not you plan to attend the Meeting in person, please submit your proxy or voting instructions for your shares promptly by telephone, the Internet or by completing, signing, dating and returning the proxy card or voting instruction form accompanying the Proxy Statement using the directions on your proxy card or voting instruction form, all as described in more detail in the Proxy Statement.

Voting by any of these methods will not prevent you from attending the Meeting and voting in person.

DATED: April 29, 2019	By Order of the Board of Directors

Robert M. Franko
President and Chief Executive Officer

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at our 2019 Annual Meeting of Shareholder (the "Meeting"). This Proxy Statement summarizes the information you need to know to cast an informed vote at the Meeting. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. You may also vote electronically by telephone or by the Internet by following the instructions on the proxy card.

Who May Vote?

We will begin sending this Proxy Statement, the attached 2019 Notice of Annual Meeting and the enclosed proxy card on or about April 29, 2019 to all shareholders entitled to vote. Shareholders who were the record owners of the Company’s no par value common stock (the “Common Stock”) at the close of business on April 17, 2019 (the “Record Date”) are entitled to vote. On the Record Date, there were 11,672,393 shares of the Company’s Common Stock issued and outstanding and entitled to vote, inclusive of 138,675 shares of unvested restricted stock awarded under the Company's 2013 Omnibus Stock Incentive Plan, which under the terms of that plan, have voting rights even during the restricted period. Our Common Stock is our only outstanding class of capital stock.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a company, trust or other nominee, then the broker, company, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you are still considered the beneficial owner of those shares and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, company, trust or other nominee how to vote their shares using the voting instruction form provided by it. If you hold your shares in street name and do not provide voting instructions, your broker, company, trust or other nominee has discretionary authority to vote your shares on the ratification of the selection of Vavrinek, Trine, Day & Co., LLP as our independent auditor for the fiscal year ending December 31, 2019, even in the absence of your specific voting instruction. Those shares will also be counted as present at the Meeting for purposes of determining a quorum. However, in the absence of your specific instructions as to how to vote, your broker, company, trust or other nominee does not have discretionary authority to vote on the election of directors, the shareholder non-binding advisory vote on compensation of the Company’s Named Executive Officers (as that term is hereinafter defined), the shareholder non-binding advisory vote on the frequency of shareholder advisory votes on the compensation of the Company’s Named Executive Officers or any other proposals that may properly come before the Meeting.

What constitutes a quorum?

A quorum of shareholders is necessary to hold a valid meeting. The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote, including shares of unvested restricted stock, shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the Meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. If there is no quorum, a majority of the shares represented at the Meeting may adjourn the Meeting to another date.

How Many Votes Do I Have?

Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock held in his or her name on the books of the Company as of the Record Date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate. The eight (8) nominees receiving the highest number of votes will be elected.

Pursuant to California law, no shareholder may cumulate votes for a nominee unless the name of the nominee has been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate. If any shareholder gives notice, all shareholders may cumulate their votes.

The proxy holders designated in the enclosed proxy card do not, at this time, intend to cumulate votes pursuant to the proxies solicited in this Proxy Statement unless another shareholder gives notice to cumulate, in which case, the proxy holders may cumulate votes in accordance with the recommendations of the Board of Directors.

What vote is required to approve each proposal, and what is the effect of withholding authority to vote, broker non-votes and abstentions?

The following table sets forth the vote that is required to approve each proposal, and the effect of withholding authority to vote, broker non-votes and abstentions from voting.

Proposal	Vote Required	Effect of “Withhold” Votes, Abstentions, Broker Non-Votes
Proposal 1: Election of Directors	The candidates receiving the highest number of votes, up to the number of directors to be elected, eight (8), will be elected.	Broker non-votes and withholds will have no effect on the voting for the election of Directors.

Proposal 2: Shareholder Advisory (Non-Binding) Vote on Executive Compensation
Affirmative vote of a majority of the shares represented and voting at the Meeting either in person or by proxy on this proposal, with the affirmative votes constituting at least a majority of the required quorum.
Abstentions will have the same effect as votes against such proposal, and broker non-votes will not be counted as votes and will have no effect on the voting of this proposal.

Proposal 3: Shareholder Advisory (Non-Binding) Vote on the Frequency of Shareholder Advisory Vote on Executive Compensation
Shareholders may vote for either every year, every two years, every three years or abstain from voting. This proposal will be decided based upon which alternative receives a plurality of the votes cast.
Abstentions will have the same effect as votes against such proposal, and broker non-votes will not be counted as votes and will have no effect on the voting of this proposal.

Proposal 4: Ratification of the Company’s Independent Auditors
Affirmative vote of a majority of the shares represented and voting at the Meeting either in person or by proxy on this proposal, with affirmative votes constituting at least a majority of the required quorum.

Abstentions will have no effect unless there are insufficient votes in favor of the proposal, such that the affirmative votes constitute less than a majority of the required quorum. In such case, abstentions will have the same effect as a vote against the proposal. Broker non-votes will not be counted as votes and will have no effect on the voting of this proposal.

How Do I Vote?

Voting in Person: If your shares are registered directly in your name with our transfer agent, Computershare, at the close of business on the Record Date, you are considered the shareholder of record with respect to those shares and you have the right to vote your shares in person at the Meeting. If your shares are held through a broker, bank or other nominee (that is, in “street name”) at the close of business on the Record Date, you are considered the “beneficial owner” of those shares and you may vote your shares in person at the Meeting only if you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Meeting.

Voting by Proxy for Shares Held by a Shareholder of Record: If you are a shareholder of record, you may direct how your shares are voted without attending the Meeting in one of the following ways:

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Voting by Telephone: You may vote by calling the toll-free telephone number,1-800-652-VOTE (8683), and following the instructions printed on your proxy card. The deadline for voting by telephone is Monday, June 10, 2019, at

8:59 p.m., Pacific Time. If you vote by telephone, you do not need to return your proxy card.

•
Voting on the Internet: You may vote on the Internet by accessing the website address, www.envisionreports.com/FCBP, and following the instructions printed on your proxy card. The deadline for voting on the Internet is Monday, June 10, 2019, at 8:59 p.m., Pacific Time. If you vote on the Internet, you do not need to return your proxy card.

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Voting by Mail: You may vote by completing, signing and returning your proxy card by mail. To vote in this manner, please mark, date and sign the enclosed proxy card and return it by mail in the accompanying postage-prepaid envelope.  In order to assure that your shares will be voted, you should mail your signed proxy card in sufficient time for it to be received before the Meeting. If your shares are registered in different names or you hold your shares in more than one capacity, you will receive more than one proxy card. In that case, if you choose to vote by mail and you want all of your shares voted, please complete each proxy card that you receive and return it in its own postage prepaid envelope.

Even if you plan to attend the Meeting, we recommend that you submit your proxy in advance of the Meeting as described above so that your vote will be counted if you later decide not to attend the Meeting. Submitting your proxy by telephone, Internet or mail will not affect your right to vote in person should you decide to attend the Meeting. If you do attend and vote your shares in person at the Meeting, after having voted by any of the methods described above, only your shares voted in person at the Meeting will be counted.

Voting by Proxy for Shares Held In Street Name: If you are the beneficial owner of shares held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to instruct how your shares are to be voted at the Meeting.

What if I don’t vote for some of the items listed in this Proxy Statement?

If you are a shareholder of record and return your signed proxy card, or by telephone, the proxy holders will vote your shares, with respect to the items without specific voting instructions, according to the recommendations of the Board. The Board has designated Robert M. Franko, Lynn M. Hopkins and Khoi D. Dang, and each of them individually, with power of substitution, as proxy holders.

How Will the Board Vote My Proxy?

If you grant us your proxy to vote your shares (whether by telephone, over the Internet or by completing, signing and returning your proxy card by mail), and you do not revoke that proxy prior to the Meeting, your shares will be voted as directed by you. If you do not provide any specific direction as to how your shares should be voted, your shares will be voted as follows:

•	“FOR" all eight (8) director nominees named in the this Proxy Statement to the Board of Directors (Proposal No. 1);

•	“FOR” approving, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement (Proposal No. 2);

•
“THREE YEARS” as the number of years between shareholder meetings at which shareholders will have an opportunity to cast an advisory, non-binding vote on the compensation of our Named Executive Officers (Proposal No. 3); and

•	“FOR” ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (Proposal No. 4).

If any other matter should be properly presented at the Meeting upon which a vote may be taken, the shares represented by your proxy will be voted in accordance with the judgment of the proxy holders.

How Do I Get More Information About the Company?

The Notice provides instructions on how to access and review the proxy materials and our Form 10-K Annual Report that contains our consolidated financial statements. Our Annual Report includes a list of exhibits filed with the SEC but does not include the exhibits.

If you wish to receive copies of the exhibits, please write to the following address:  Investor Relations, First Choice Bancorp, 17785 Center Court Drive N, Suite 750, Cerritos, California 90703.

You may also send your request by e-mail to:  investorrelations@firstchoicebankca.com.

The Company’s Annual Report is included with the proxy materials.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date, concerning beneficial ownership of our Common Stock (i) by persons (other than depositories) known by us to own five percent (5%) or more of our outstanding Common Stock, (ii) by each of our directors or nominees, (iii) by each of our executive officers and the executive officers of the Bank (within the meaning of Rule 3b-7 of the Securities Exchange Act of 1934), and (iv) by all current directors and executive officers of the Company and/or the Bank as a group. The table should be read with the understanding that more than one (1) person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities.

Management is not aware of any change in control of the Company that has occurred since January 1, 2018, or any arrangement that may, at a subsequent date, result in a change in control of the Company.

Name	Title	Number of Shares of Common Stock Beneficially Owned(1)(2)		Number of Shares of Common Stock Subject to Vested Stock Options(1)	Percent of Class (1)(2)(3)
Roshan H. Bhakta	Director	114,661	(4)	—	0.98%
Homer Wai Chan	Director	77,313	(5)	—	0.66%
Khoi D. Dang	EVP and General Counsel	10,000	(6)	—	0.09%
Robert M. Franko	Director, President and CEO	77,774	(7)	32,448	0.66%
Max Freifeld	Director	186,464	(8)	—	1.60%
James H. Gray	Director	36,170	(9)	5,408	0.31%
Lynn M. Hopkins	Executive Vice President, Chief Financial Officer	11,082	(10)	—	0.09%
Peter H. Hui	Chairman and Director	757,621	(11)	—	6.49%
Thomas Iino	Director	47,084	(12)	16,912	0.40%
Fred Jensen	Director	24,880	(13)	5,408	0.21%
Luis Maizel	Director	44,560	(14)	7,977	0.38%
Gene May	Executive Vice President, Chief Credit Officer	38,664	(15)	21,632	0.33%
Pravin C. Pranav	Director	173,220	(16)	—	1.48%
Maria S. Salinas	Director	20,915	(17)	7,792	0.18%
Yolanda Su	Executive Vice President, Chief Operations Administrator	47,125	(18)	—	0.40%
Phillip T. Thong	Vice Chairman and Director	102,436	(19)	—	0.88%
All Directors and Executive Officers as a Group (16 in number)		1,769,969	(20)	97,577	15.14%
Principal Shareholders Owning 5% or More
Banc Funds (21)				675,454	9.32%

(1)
For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock that such person has the right to acquire within 60 days of the April 17, 2019 Record Date. This would include stock options that are vested as of that date and stock options that will vest within 60 days of the Record Date.

(2)
Includes shares of unvested restricted stock granted under the Company’s 2013 Omnibus Stock Incentive Plan. Under the terms of this Plan, holders of shares of restricted stock have the power to vote such shares during the restricted period and, therefore, the holders of such shares are deemed to “beneficially own” these shares within Rule 13d-3 under the Exchange Act as of the Record Date, despite these shares being subject to forfeiture until they vest.

(3)
For purposes of this table, "percent of class" is based on 11,672,393 shares of Common Stock of the Company issued and outstanding as of the Record Date, including 138,675 shares of unvested restricted stock awarded under the Company’s 2013 Omnibus Stock Incentive Plan. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days of the Record Date are deemed to be outstanding for such person or persons, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person. The amounts in the table are as of the Record Date.

(4)
Includes 2,651 shares of unvested restricted stock, 94,038 shares of common stock that have been pledged as collateral over which he retains voting rights, 203 shares in a custodial account for the benefit of his minor children, and 11,459 shares in an IRA account for his benefit.

(5)	Includes 1,657 shares of unvested restricted stock, and 6,108 shares in a SEP-IRA account for his benefit.

(6)	Includes 10,000 shares of unvested restricted stock.

(7)
Includes 10,466 shares of unvested restricted stock, 14,882 shares held in a trust of which he is trustee and has voting rights with respect to these shares, and 10,806 shares held in an IRA account for his benefit.

(8)	Includes 959 shares of unvested restricted stock, and 123,969 shares held by Najes LLC, of which he is the sole member and has sole voting rights.

(9)
Includes 3,079 shares of unvested restricted stock, 8,977 shares held in a trust of which he is trustee and has voting rights with respect to these shares, 13,399 shares held in a ROTH-IRA for his benefit, and 536 shares held in an IRA for his benefit.

(10)	Includes 11,082 shares of unvested restricted stock.

(11)	Includes 3,750 shares of unvested restricted stock, and 92,176 shares held in his wife’s name and in her IRA.

(12)
Includes 855 shares of unvested restricted stock, 5,522 shares held in a trust of which he is trustee and has voting rights with respect to these shares, 1,304 shares held in a SEP-IRA for his benefit, and 20,092 shares held in an IRA for his benefit.

(13)	Includes 3,017 shares of unvested restricted stock, and 10,889 shares held in a trust of which he is trustee and has voting rights.

(14)
Includes 698 shares of unvested restricted stock, 27,147 shares held in a trust of which he is trustee and has voting rights with respect to these shares, and 8,738 shares held in an IRA for his benefit

(15)	Includes 2,502 shares of unvested restricted stock, and 9,328 shares held in an IRA for his benefit.

(16)
Includes 2,634 shares of unvested restricted stock, 116,395 shares held in a trust in which he is trustee and has voting rights with respect to these shares, and 38,539 shares held by Abacus Payroll Services where he is the president and has voting rights.

(17)	Includes 419 shares of unvested restricted stock.

(18)	Includes 3,373 shares of unvested restricted stock.

(19)
Includes 3,227 shares of unvested restricted stock, 53,456 shares held in a trust in which he is trustee and has voting rights with respect to these shares, and 41,882 shares held in a retirement plan over which he has voting rights.

(20)	Includes an aggregate of 138,675 shares of unvested restricted stock that the respective holders have the power to vote as described in footnote (2) to this table.

(21)
Based on Schedule 13G jointly filed on December 31, 2018 by Banc Fund VII L.P., an Illinois Limited Partnership, Banc Fund VIII L.P., an Illinois Limited Partnership, Banc Fund IX L.P., an Illinois Limited Partnership, Banc Fund X L.P., an Illinois Limited Partnership.

PROPOSAL 1:

ELECTION OF DIRECTORS

Nominees for Election as Directors

The Company’s bylaws currently provide that the authorized number of directors may be no less than seven and no more than thirteen, with the exact number of directors to be fixed by resolution of the Board of Directors. The number of directors is currently fixed at twelve (12), of which eight (8) were elected at the 2018 Annual Meeting held on June 19, 2018 and four (4) directors, Ms. Salinas and Messrs. Freifeld, Iino, and Maizel, who were each appointed to the Board following the Pacific Commerce Bancorp acquisition. Effective immediately prior to the meeting Messrs. Chan, Bhakta, Freifeld and Iino will retire from the Company’s Board of Directors and the authorized number of directors following the Meeting will be fixed at eight (8) pursuant to a resolution adopted by the Board on April 25, 2019. Messrs. Bhakta, Freifeld and Iino will instead serve solely on the Bank's stand-alone Board of Directors.

Each nominee named below is currently a member of the Board of Directors of the Company and has been recommended by the Company’s Nominating and Corporate Governance Committee and nominated by the full Board of Directors for election as a director to serve until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all eight (8) nominees, or as many as possible, under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominees as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The eight (8) individuals receiving the highest number of votes at the Meeting shall be elected.

Directors of the Company serve one-year terms. None of the directors or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company, acting within their capacities as such. The Company knows of no family relationships between the directors and executive officers of the Company, nor do any of the directors or executive officers of the Company serve as directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of the Exchange Act or any investment company registered under the Investment Company Act of 1940.

Pursuant to NASDAQ Stock Market LLC (“NASDAQ”) Listing Rules, the Board has made an affirmative determination that the following nominees qualify as being “independent” within the meaning of such rules: James H. Gray, Peter H. Hui, Fred D. Jensen, Luis Maizel, Pravin C. Pranav, Maria S. Salinas and Phillip T. Thong. These directors comprise a majority of the Company’s Board of Directors and, therefore, pursuant to NASDAQ Listing Rules and Rule 10A-3 of the Securities Exchange Act of 1934 (Exchange Act), a majority of the members of the Board is “independent” as so defined.

The following eight (8) persons have been nominated for election by the Board:

Robert M. Franko	Luis Maizel
James H. Gray	Maria S. Salinas
Peter H. Hui	Pravin C. Pranav
Fred D. Jensen	Phillip T. Thong

Information about our Nominees

Name and Office Held	Director of First Choice Bancorp Since	Director of First Choice Bank Since
Robert M. Franko, Director, President and CEO	2017	2013
James H. Gray, Director	2017	2014
Peter H. Hui, Chairman of the Board	2017	2005
Fred D. Jensen, Director	2017	2014
Luis Maizel, Director	2018	2018
Pravin C. Pranav, Director	2017	2005
Maria Salinas, Director	2018	2018
Phillip T. Thong, Vice Chairman of the Board	2017	2005

Information about the Nominees

We believe that all of our directors’ respective educational background and business experience give them the qualifications and skills necessary to serve as directors of the Company. The following is a brief description of each director’s business experience during at least the past five (5) years:

Robert M. Franko (Age 71)

Mr. Franko has served as the Bank’s President and Chief Executive Officer (“CEO”) and a Director of the Bank since November 2013 and the Company since inception in September 2017. Mr. Franko brings a wealth of knowledge and experience to the Company and the Bank, including becoming in 2003 the founder, President, Chief Executive Officer and a director of Beach Business Bank, Manhattan Beach, California, where he created The Doctors Bank® division to provide banking services to physicians and dentists nationwide. Mr. Franko negotiated the sale of Beach Business Bank to First PacTrust Bancorp in 2012, where he thereafter executed the acquisition of the $700 million Private Bank of California in 2013, and where he managed two banks as Chief Executive Officer, with total assets exceeding $3.5 billion with more than 1,000 employees. Mr. Franko has over 25 years of banking experience and previously held several positions in senior management and on boards of directors of commercial banks including City National Bank, Beverly Hills, California (2002-2003); Senior Vice President, Personal Trust and Investments Division, Generations Trust Bank, N.A., Long Beach, California (1999-2002); President and CEO and Executive Vice President of First National Bank of San Diego, Imperial Bancorp, and other financial institutions. Mr. Franko is a member of the Board of Directors of The Independent BankersBank, NA (“TIB”) in Farmers Branch Texas, which is an upstream correspondent bank for the Bank. TIB has made a $25 million advancing line of credit to the Company. Mr. Franko’s qualifications to serve as a member of our Board of Directors include more than 30 years of experience in the banking industry, holding key executive and senior level management positions with international and regional financial institutions, as well as his marketing reputation in the Bank’s local community.

James H. Gray (Age 81)

Mr. Gray has served as a Director of the Bank since March 2014, and as Director of the Company since inception in September 2017. He has been extensively involved in the banking industry for over 40 years. In 1974, Mr. Gray was co-founder of Harbor Bank headquartered in Long Beach, California, and he served as Chairman of the Board and CEO from 1976 until the sale of Harbor Bank to City National Bank in early 1998. In 1999, Mr. Gray founded Generations Trust Bank and served as Chairman until its business was sold to Union Bank in 2002. In June 2004, Mr. Gray was a founding Director and Co-Chairman of Beach Business Bank in Manhattan Beach, California, until it was sold to First PacTrust Bancorp in 2012. Mr. Gray was also President of the California Bankers Association from 1985 to 1986 and was a member of the Board of Directors of the American Bankers Association from 1991 to 1996. In addition, Mr. Gray was also one of the founding members of the FDIC’s National Community Bank Advisory Committee, serving from 2009 to 2012. Mr. Gray is an active member of the Long Beach community, as founding Chairman of the Aquarium of the Pacific, a past President of both the Chamber of Commerce and the Port of Long Beach Board of Harbor Commissioners, and Chairman of the United Way. Mr. Gray has served as an elected member of the Board of Education in Long Beach and as a Trustee for the Long Beach Community College district, as well as a Trustee for the California State University system from 1990 to 1999. Mr. Gray’s qualifications to serve as a member of our Board of Directors include more than 40 years of experience in the banking industry, holding key executive management positions with banks and local and national bank associations.

Peter H. Hui (Age 66)

Mr. Hui founded the Bank and has served as Chairman since inception in August 2005, and Chairman of the Company since inception in September 2017. He has been President of Hospitality Unlimited Investments, Inc. since 1986. He also is an accomplished hotel and real estate broker in the city of Cerritos. He has 33 years of experience in the hospitality business as owner, developer, management company, operator, or general manager with Hilton, Holiday Inn, Ramada Inn, and Quality Inn, among others. He was also previously a partner in Petra Pacific Insurance Service Inc. As a member of the Directors’ Loan Committee, Mr. Hui brings valuable insight to understanding credit, not just in the hospitality industry, but also in the other businesses where he has operated, such as insurance and non-profit lending. Mr. Hui has also been prolific in bringing deposit relationships to the Bank to provide liquidity.  As a member of the Nominating and Compensation Committees, he brings his years of management experience to bear on selecting high quality candidates for the Board and management. Mr. Hui attained his BA degree from Southwest State University in Marshall, Minnesota and also graduated from UCLA’s Executive Program in Los Angeles, California. Mr. Hui is also licensed as a real estate broker, is a former instructor on Hotel Management at California Poly University in Pomona, California, and is a former member of the Ramada Franchise Counsel and the Rotary Club. Mr. Hui’s qualifications to serve as a member of our Board of Directors include his experience as a founder of the Bank, in addition to holding key executive and senior level management positions with national and regional hospitality firms.

Fred D. Jensen (Age 79)

Mr. Jensen has served as a Director of the Bank since May 2014, and as a Director of the Company since inception in September 2017. Mr. Jensen has been extensively involved in the banking industry for over 40 years. In 2005, Mr. Jensen was a Director and Audit Committee Chairman and Member of Loan Committee of Beach Business Bank in Manhattan Beach, California until it was sold to First PacTrust Bancorp in 2012, after which he served as Director and Audit Committee Chairman and Member of Loan Committee until 2013. He previously held several positions in senior management and on boards of directors of commercial banks including Security Pacific Bank, Los Angeles (1999-2005), First Bank and Trust, Irvine (Formerly Queen City Bank) (1995-1999), Aktiv Bank Holding Bank, Long Beach, (1982-1992), National Bank of Long Beach, Long Beach (1980-1992), American City Bank, Los Angeles (1971-1979), and Union Bank (1966-1971). Mr. Jensen has also served as Director of California Bankers Insurance Services; Chairman of Bank Group California; Director of the Federal Reserve Bank of San Francisco, Los Angeles Branch from 1987-1993; and President of the California Bankers Association in 1992. Mr. Jensen is an active member of the Long Beach community, as President and Director of Long Beach Area Certified Development Corporation, Director of the Aquarium of the Pacific, as well as Trustee for both the Long Beach Memorial Medical Center Foundation, and Boys and Girls Clubs of Long Beach. Mr. Jensen also previously served as a member of the Advisory Board of the California State University Long Beach, School of Business Administration. Mr. Jensen is a graduate of the University of Washington, Pacific Coast School of Banking. Mr. Jensen’s qualifications to serve as a member of our Board of Directors include more than 50 years of experience in the banking industry, holding key executive and senior level management positions with international and regional financial institutions.

Luis Maizel (Age 69)

Mr. Maizel has served as a Director of both the Bank and the Company since August 2018. Mr. Maizel has also served as the President of Maizel Enterprises, Inc., since 1984, Director of LLJ Ventures LLC since 20019, and is Vice Chair of the Board of Trustees of the University of San Diego, where he also chairs the Investment Committee. He is a co-founder and Senior Manager of the Investment Strategy Group at LM Capital Group, LLC, also serving as President of LM Capital Management since 1989 and LM Advisors Inc. since 1984. He has been investing in the global fixed income market for over thirty years. He previously served as Vice President of Finance for Grupoventas, S.A., as well as President of both Industrias Kuick, S.A., and Blount Agroindustrias, S.A., manufacturers of agribusiness equipment. Mr. Maizel previously served as a Director of United PanAmerican Financial Corporation, a NASDAQ-listed company; Pacific Commerce Bancorp and Bank; and Vibra Bank. He has also served as a board member of the United States Board of Directors of Nacional Financiera (NAFIN- Mexico's National Development Company), Wells Fargo San Diego Community Board, and several nonprofit organizations, and was previously a Faculty Member at the Harvard Business School. He earned his Bachelors of Science degree in Mechanical Engineering from the National University of Mexico, Masters of Science degree in Industrial Engineering from National University of Mexico, and Master of Business Administration from Harvard Business School, where he graduated as a Baker Scholar, the school's highest academic honor. Mr. Maizel’s qualifications to serve as a member of our Board of Directors include more than 30 years of experience in the financial management industry, combined with an intimate knowledge of the Mexican market on both sides of the border, which is an important element of the Bank’s business.

Pravin C. Pranav (Age 66)

Mr. Pranav is a founding member of the Bank, having served as a Director since inception in August 2005, and as a Director of the Company since inception in September 2017. Mr. Pranav was admitted as an Associate of the Institute of Chartered Accountants of England and Wales in 1978, a program which requires in-depth training, as well as successful completion of rigorous examinations in financial management, auditing, business strategy and taxation. He subsequently moved to Zambia, Africa, where he joined his family trading enterprise. Mr. Pranav came to the United States in 1988 and in 1992, he founded Abacus Payroll Services, having served as its President for almost 30 years. Mr. Pravin’s qualifications to serve as a member of our Board of Directors include more than 30 years of experience in the accounting, finance and human resources area, holding key international management positions, combined with his knowledge and experience as a founder of the Bank.

Maria S. Salinas (Age 53)

Ms. Salinas has served as a Director of both the Bank and the Company since August 2018. Ms. Salinas currently serves as President and CEO of the Los Angeles Area Chamber of Commerce. She is a business and community leader, an experienced corporate director and a finance professional with expertise in leading organizations in financial planning and reporting, controls and compliance. Ms. Salinas served as founding President of Salinas Consulting, a finance and accounting consultancy firm, from 2006 to 2018. Prior to this, she held financial leadership roles at The Walt Disney Company for nearly eleven years and also led client engagements with Ernst & Young, LLP, having begun her career in public accounting with the firm. Ms. Salinas was a founding organizer and director of ProAmérica Bank and served as its Chairwoman from April 2014 through its sale in 2016 to Pacific Commerce Bank and Bancorp, subsequently serving as Director for both firms. She currently serves as a board member of several community-based organizations, including the national Boards of UnidosUS and Kaiser Permanente School of Medicine, and also serves on the Board of Trustees of Loyola Marymount University, her alma mater. She is a member of the National Association of Women Business Owners, Los Angeles Latino Chamber of Commerce, National Latina Business Women's Association, Women's Corporate Directors and the Latino Corporate Directors Association. Ms. Salinas holds a Bachelor of Science degree in Accounting from Loyola Marymount University and earned her Certified Public Accountant designation in 1989. Ms. Salinas’ qualifications to serve as a member of our Board of Directors include the level of diversity that she brings to the Board from many years of experience in the accounting industry, as well as her executive management experience with one of the largest chambers of commerce in the world, combined with her knowledge and expertise as a founder of ProAmérica Bank and a director of Pacific Commerce Bank.

Phillip T. Thong (Age 63)

Mr. Thong is a founding member of the Bank, having served as Vice Chairman since inception in August 2005, and as Vice Chairman of the Company since inception in September 2017. Mr. Thong is a Certified Public Accountant / Business Advisor, currently Managing Partner of his own firm, Phillip T Thong CPA, and has over 30 years of related experience including private and public accounting, management consulting, mergers & acquisitions, and other such areas. He previously was a Founding Partner of Thong, Yu, Wong & Lee, LLP, from 1982 until 2017. Mr. Thong currently is a member of the Advisory Board of the Cambodian American Chamber of Commerce and Cambodia Town Inc. and has been a Director for Solexar Energy Int't Inc. since 2013. He is a member of American Institute of Certified Public Accountants and California Society of Certified Public Accountants. Formerly, Mr. Thong was a board member of the Indonesia Business Society and a member of the advisor board of the Senate Select Committee on Small Business Enterprises. Mr. Thong previously served as a member of the Board of Directors and Chairman of the Audit Committee at International Bank of California. Mr. Thong holds a BS degree in Accounting from West Coast University in Los Angeles, California and a Master’s in Business Administration from Cal State Polytechnic in Pomona, California. Mr. Thong’s qualifications to serve as a member of our Board of Directors include more than 35 years of experience in the accounting and finance area, combined with his knowledge and experience as a founder of the Bank.

Information about Certain Directors of the Company Who Are Not Nominated for Reelection

Certain directors of the Company have elected to not stand for reelection in support of the Company’s goal to restructure and down-size the Board of Directors. Messrs. Bhakta, Freifeld and Iino will retire from the Company’s Board of Directors effective immediately prior to the Meeting but will be appointed to serve on the stand-alone Board of Directors of the Bank.

Roshan H. Bhakta (Age 47)

Mr. Bhakta is a founding member of the Bank, having served as a Director since inception in August 2005, and as a Director of the Company since inception in September 2017.Mr. Bhakta is President and Co-Founder of CoreCapital Investments, a real estate investment management firm focused on hospitality assets, which began in 2006. He has built, developed and operated hotels and other real estate investments for almost 20 years.  As a member of the Directors’ Loan Committee, he brings valuable insight to understanding credit, especially credits in the hospitality industry, which has been a niche lending market for the Bank since its inception.  In addition, his experience as an employer with many employees at management and staff levels throughout California makes him a valuable member of the Compensation Committee. His prior professional experience in commercial real estate includes positions as an investment banker and financial analyst with Nomura Securities International and Jones Lang La Salle. He is also a member of the Board of Trustees of the Bhakta Cultural Center, a non-profit organization devoted to promoting Indian cultural activities. Mr. Bhakta received his BS degree in Business Administration from the University of Southern California in Los Angeles, California. Mr. Bhakta’s qualifications to serve as a member of our Board of Directors include more than 20 years of experience as a real estate investor and developer and holding key executive management positions, combined with his knowledge and experience as a founder of the Bank.

Max Freifeld (Age 55)

Mr. Freifeld has served as Director of both the Bank and the Company since August 2018. Previously, Mr. Freifeld co-founded Vibra Bank, which focused on serving the Hispanic community, and served as its Vice Chairman from inception in 2008 until 2015, when it was acquired by Pacific Commerce Bancorp. From 2015 to 2018, he served as Director for both Pacific Commerce Bancorp and Pacific Commerce Bank until their acquisition by the Company in 2018. Mr. Freifeld received a Bachelor Degree in Architecture in Mexico City at Universidad Anáhuac. He was also founder and partner of both Inmobiliaria Técnica De Vivienda and Urbitec, which developed low income housing throughout all of Mexico; and two mortgage companies in Mexico, which focused on mortgage origination and servicing. He previously worked as the general manager and commercial director of Autos Orientales, S.A de C.V. Mr. Freifeld has ongoing business operations in the promotion and construction of commercial office spaces in downtown Mexico City. Mr. Freifeld’s qualifications to serve as a member of our Board of Directors include more than 20 years of experience as a businessman and real estate investor, particularly in the Mexican market on both sides of the border, combined with his knowledge and experience as a founder of Vibra Bank and a director of Pacific Commerce Bank.

Thomas Iino (Age 76)

Mr. Iino has served as a Director of both the Bank and the Company since August 2018. He was a founding investor of Pacific Commerce Bank in 2002 and served as Chairman of the Board of Pacific Commerce Bank and Pacific Commerce Bancorp until their acquisition by the Company in 2018. Mr. Iino, a Certified Public Accountant, was with Deloitte & Touche from 1983 until 2005, during which time he developed an outstanding reputation for personal and professional leadership and also served as a Partner-in-Charge of the firm's International Practice in the Western Region. Mr. Iino serves as Founding Chair of the U.S.-Japan Council, the largest national network of Japanese-Americans addressing U.S.-Japan matters, and previously as a Board member for Southwest Water Company, a publicly-held company, from 2007 through 2010. In addition, he previously served as President of both the National Association of State Boards of Accountancy (NASBA) and the California

State Board of Accountancy. He received the William H. van Rensselaer Award from NASBA for his leadership and dedication to improving the regulation of accountancy and the Distinguished Service Award from the California Society of CPAs for his contributions to the community. In May 2013, he was bestowed “The Order of the Rising Sun, Gold Rays with Neck Ribbon” from Japan in recognition of his public service. He remains deeply committed to community service, lending his leadership to such organizations as the Japanese American Cultural & Community Center, the Japanese American National Museum, Keiro Services, and former Los Angeles Mayor Antonio Villaraigosa’s Trade Advisory Board. Mr. Iino earned his Bachelor of Science degree in Accounting from UCLA. Mr. Iino’s qualifications to serve as a member of our Board of Directors include more than 30 years of experience in public accounting with one of the largest CPA firms in the world, combined with his knowledge and contacts in the Japanese/American community and his knowledge and experience as a founder and a director of Pacific Commerce Bank.

Information about our Executive Officers(1)

The following sets forth the names and certain information as of December 31, 2018 with respect to the Executive Officers of the Company and/or the Bank (except for Mr. Franko who is also a director and whose information is included above):

Name	Age	Position	Principal Occupation for Past Five Years	Year First Appointed
Lynn M. Hopkins	51	EVP, Chief Financial Officer, First Choice Bancorp and First Choice Bank	Banker	2018
Gene May	67	EVP, Chief Credit Officer, First Choice Bank	Banker	2011
Yolanda Su	56	EVP, Chief Operations Administrator, First Choice Bank	Banker	2005

(1)
Khoi D. Dang, the Company’s Executive Vice President and General Counsel, is not included in this section as he was not engaged in such capacity until March 22, 2019. Prior to joining the Company in this role, Mr. Dang was a partner attorney at Duane Morris, LLP from 2017 through March 2019. Prior to this, Mr. Dang was a partner attorney at the banking law firm of Horgan, Rosen, Beckham & Coren, LLP from 2011 through 2017, and an associate with this firm from 2006 through 2011. Mr. Dang is a graduate of Santa Clara University Law School (Juris Doctorate, 2002), the University of California, San Diego (Masters in International Affairs, 1999) and the University of California, Los Angeles (Bachelor of Arts, 1996). Mr. Dang is 45 years old as of the Record Date.

Lynn M. Hopkins has served as Executive Vice President and Chief Financial Officer of the Company and the Bank since September 2018. Ms. Hopkins joined the Company most recently from Commercial Bank of California, a private commercial bank, where she served as Executive Vice President and Chief Financial Officer from January 2018 to September 2018. Prior to joining Commercial Bank of California, Ms. Hopkins was an independent consultant from March 2017 to January 2018. From 2002 to 2017, Ms. Hopkins served as Executive Vice President of PacWest Bancorp and Pacific Western Bank, the subsidiary bank of PacWest Bancorp, in a number of finance and corporate governance leadership roles. Ms. Hopkins served as Chief Accounting Officer of PacWest from 2014 to 2017, as Chief Financial Officer of Pacific Western Bank from 2002 to 2014, as Corporate Secretary from 2009 to 2014, and as a Director of Pacific Western Bank from 2002 to 2006. Prior to joining PacWest Bancorp, Ms. Hopkins served in senior management for two California-based community banks, California Community Bancshares, Inc. and Western Bancorp. Ms. Hopkins began her career as a certified public accountant working at KPMG LLP for nine years. Ms. Hopkins earned her B.A. in Economics from the University of California, Los Angeles. Ms. Hopkins’ qualifications to serve as a member of our Executive Team include more than 20 years of progressive experience as a bank and public company executive, combined with her knowledge and experience in mergers and acquisitions.

Gene May has served as the Executive Vice President and Chief Credit Officer (“CCO”) of the Bank since November 2011. His professional experience began with a 6 ½ year term with the Federal Deposit Insurance Corporation in the Division of Bank Liquidation beginning in 1975. Mr. May has almost 40 years of experience in the banking industry, specializing in consumer and commercial lending, and has held numerous management positions, most recently with Torrey Pines Bank, Pacific Western Bank, and First Pacific Bancorp. Mr. May obtained his BS degree in Accounting from Stephen F. Austin State University, Texas. Mr. May’s qualifications to serve as a member of our Executive Team include more than 40 years of progressive experience as a bank executive, combined with his knowledge and experience of credit earned during that period and during his tenure with the FDIC.

Yolanda Su has served as the Executive Vice President and Chief Operations Administrator (“COA”) of the Bank since it commenced operations in August 2005. From July 2003 until August 2005, Ms. Su worked at organizing the Bank, while also performing internal auditing services for M.P. Romano Associates on a contractual basis. From 1991 until 2003, Ms. Su was with First Continental Bank, where she served as Senior Vice President and Cashier during her last five years at that bank. Ms. Su has over 25 years of experience in operations department, operations compliance, human resources, and information systems. Ms. Su attained her BS degree in Business Management from the College of Holy Spirit in Manila, Philippines. Ms. Su’s qualifications to serve as a member of our Executive Team include more than 25 years of progressive experience as a bank executive, combined with her knowledge and experience as a founder of the Bank.

Material Litigation Involving Directors and Executive Officers

As of the date of this Proxy Statement, none of the directors and executive officers of the Company and/or the Bank is involved in any material proceeding as a party that is adverse to the Company or the Bank or has a material interest adverse to the Company or the Bank. In addition, none of the directors and executive officers of the Company and/or the Bank have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the ten year period prior to the date of this Proxy Statement.

Vote Required

The nominees receiving the highest number of votes, up to the number of directors to be elected, eight (8), will be elected.

Board Recommendation

The Board of Directors recommends a vote of “FOR” the election of all eight (8) nominees to the Board of Directors to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Corporate Governance Guidelines

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. Our Board of Directors has adopted Corporate Governance Guidelines that set forth the framework within which our Board of Directors, assisted by the committees of our Board of Directors, directs the affairs of our combined organization. The Corporate Governance Guidelines address, among other things, the composition and functions of our Board of Directors, director independence, compensation of directors, management succession and review, committees of our Board of Directors and selection of new directors.  Our Corporate Governance Guidelines are available on our website at www.firstchoicebankca.com and clicking “Investor Relations,” followed by “Corporate Information,” and then by “Governance Documents.”

Director Qualifications: We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders. When considering potential director candidates, our Board of Directors also considers the candidate’s character, judgment, diversity, skill-sets, specific business background and global or international experience in the context of our needs and those of the Board of Directors. Our Board, with the assistance of our Nominating and Corporate Governance committee regularly reviews the composition of the Board in light of the backgrounds, industries, skills, professional experience, geographic communities, gender, race, ethnicity and other personal qualities and attributes represented by our current members. Our Board incorporates this broad view of diversity into its director nomination process and is committed to ensuring that the Board's composition as a whole appropriately reflects the current and anticipated needs of the Board and our Company and complies with any federal and state requirements relating to Board composition, including California’s board diversity requirement which mandates gender diversity on corporate boards (California Senate Bill 826). Our Nominating and Corporate Governance committee actively seeks diversity in every search effort for qualified candidates.

Director Independence: Because our common stock is listed on the NASDAQ Global Select Market, we are required to comply with the rules of NASDAQ with respect to the independence of directors who serve on our Board of Directors and its committees. Under the rules of NASDAQ, independent directors must comprise a majority of our Board of Directors. The rules of NASDAQ, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors. As noted above, the Board has made an affirmative determination that a majority of our current Board of Directors qualify as being “independent” within the meaning of the NASDAQ Listing Rules and Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”).

Board Leadership Structure: Our Board selects the Company's CEO and Chairman of the Board in the manner that it determines to be in the best interests of the Company's shareholders. The Board has determined that having an independent director serve as Chairman of the Board is in the best interest of the Company's shareholders at this time. Our Board believes that this structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting Board and Committee agendas and establishing priorities, policies and procedures. Further, this structure permits the Chief Executive Officer to focus on the Company's and Bank's strategic matters and the management of their day-to-day operations. After the formation of the holding company, the Board of Directors of the Company was comprised of the same individuals as the Bank’s Board of Directors and generally held regular monthly meetings which were led by our Chairman, Mr. Peter Hui. Following the 2018 Annual Meeting held on June 19, 2018, the number of directors for the Company was set at nine (9) and was subsequently increased with the addition of four (4) directors, Ms. Salinas and Messrs. Freifeld, Iino, and Maizel, who were each appointed to the Board following the Pacific Commerce Bancorp acquisition. The Company’s Board size was subsequently reduced to twelve (12) after Messr. Solanki passed away in September 2018.

For the 2019 through 2020 Board term, our Board of Directors has approved a restructuring of the Board of Directors and has adopted resolutions fixing the number of directors at eight (8), effective immediately prior to the Meeting, who will be the nominees named herein (subject to their election by the Company’s shareholders at this Meeting): Robert M. Franko, Peter H. Hui, James H. Gray, Fred D. Jensen, Luis Maizel, Pravin C. Pranav, Maria S. Salinas and Phillip T. Thong. The Board of Directors is expected to meet quarterly, with individual Board committees meeting more frequently as necessary.

In connection with the restructuring of the Company's Board, the Board has also proposed a restructuring of the Bank's stand-alone Board of Directors which, it has been proposed, will be comprised of the following nine (9) individuals: Roshan H. Bhakta, Robert M. Franko, Max Freifeld, Peter H. Hui, James H. Gray, Fred D. Jensen, Thomas Iino, Pravin C. Pranav and Phillip T. Thong. The stand-alone Bank Board is expected to meet quarterly, with individual Bank Board committees meeting more frequently as necessary.

    Code of Ethics. Our Board of Directors has adopted a code of ethics that applies to all of our directors and employees, including our Named Executive Officers. The code provides fundamental ethical principles that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Company; compliance with applicable governmental laws, rules and regulations; prompt internal reporting to the appropriate persons identified in the code of violations of the code; and accountability for adherence to the code. Our Code of Ethics is available on our website at www.firstchoicebankca.com by clicking "Investor Relations," followed by "Corporate Information," and then "Governance Documents." We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website, as well as any other means required by NASDAQ Stock Market rules.

Compensation Committee Interlocks and Insider Participation.  None of the members of our Compensation Committee are also officers or employees of the Company and/or Bank. In addition, none of our executive officers serves or has served as a member of the Compensation Committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Risk Management and Oversight. Our Board of Directors oversees our risk management process, which is a company-wide approach to risk management that is carried out by our management. Our full Board of Directors determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full Board of Directors maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk within their particular area of concern. In particular, our Compensation Committee is responsible for overseeing the management of risks relating to succession planning and our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Nominating and Corporate Governance committee is responsible for overseeing risks associated with the adequacy of our corporate governance guidelines in light of changing legal and regulatory requirements, reviewing all reports of suspicious or illegal activity or of suspected violations of our code of ethics (other than those involving audit or accounting related matters) and reviewing and maintaining oversight of matters relating to the independence of our Board. The Audit Committee is responsible for overseeing management of risks related to our consolidated financial statements and financial reporting process, data privacy and security, business continuity, and operational risks, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, and our compliance policies and procedure. Our Directors Loan Committee is primarily responsible for credit and other risks arising in connection with our lending activities, which includes overseeing management committees that also address these risks. Our Asset/Liability Committee monitors our interest rate risk, liquidity risk and market risk with the goal of structuring our asset-liability composition to maximize net interest income while minimizing the adverse impact of changes in interest rates on net interest income and capital. Our Board of Directors monitors capital adequacy in relation to risk. Pursuant to our Board of Directors’ instruction, management regularly reports on applicable risks to the relevant committee or the full board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board of Directors and its committees.

Committees of the Board of Directors

During 2018, the Company’s Board of Directors held 12 regular meetings and 2 special meetings. All of the directors of the Company who served in 2018, and all of the directors of the Company who are nominated for election at the Meeting, attended at least 75% of the aggregate of (i) the total number of the Company Board meetings which they were eligible to attend, and (ii) the total number of meetings held by all committees of the Board of Directors on which they served during 2018 and which they were eligible to attend.

In addition to meeting as a group to review the consolidated business, certain members of the Board of Directors also devote their time and talents to the following standing committees during the year ended December 31, 2018:

Director	Audit Committee	Nominating and Corporate Governance Committee(3)	Compensation Committee(3)	Directors' Loan Committee	Asset Liability Management Committee(5)
Roshan H. Bhakta(1)			X	X
Homer Wai Chan(2)
Robert M. Franko				X
Max Freifeld(1)				X	X
James H. Gray	X	X		X*
Peter H. Hui		X*	X	X
Thomas Iino(1)	X
Fred Jensen	X	X		X	X*
Luis Maizel					X
Pravin C. Pranav		X	X*
Maria S. Salinas			X(4)
Phillip T. Thong	X*	X		X

Number of meetings	12	1	12	12	1
___________________________
* Denotes committee chairperson
(1) Messrs. Bhakta, Freifeld, and Iino are not standing for re-election to the Board at the Meeting. Following the Meeting, they will be appointed to serve on the Bank's Board of Directors.
(2) Mr. Chan is not standing for re-election to the Board at the Meeting.

(3)
The Board has proposed combining the Compensation Committee with and into the Nominating and Corporate Governance Committee to form the Compensation, Nominating and Corporate Governance Committee effective following the Meeting.

(4)	Effective January 1, 2019, Ms. Salinas no longer serves on the Compensation Committee.

(5)	Effective November 19, 2018, the Board established the Asset Liability Management Committee. Messrs. Mr. Jensen (Chairman), Freifeld, and Maizel were appointed to serve on this committee.

Audit Committee. The Audit Committee consists of directors Thong (Chairman), Gray, Iino, and Jensen. The Audit Committee held 12 regular monthly meetings during 2018, and no special meetings.

The Audit Committee operates under a written charter, adopted by the Board of Directors, which is available on our website at www.firstchoicebankca.com and clicking “Investor Relations,” followed by “Corporate Information,” and then “Governance Documents.” The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Each of the members of the Audit Committee is independent within the meaning of the rules and regulations of NASDAQ.

The purpose of the Audit Committee is to oversee and monitor (i) the integrity of our consolidated financial statements and the Company’s systems of internal accounting and financial controls; (ii) our compliance with applicable legal and regulatory requirements; (iii) our independent auditor qualifications and independence; and (iv) the performance of our internal audit function and independent auditors. The Board of Directors has determined that Mr. Thong is an “audit committee financial expert” within the meaning of the rules and regulations of the SEC.

The Audit Committee has the sole authority to appoint or replace the Company’s independent auditors (including oversight of audit partner rotation). The Audit Committee is also directly responsible for the compensation and oversight of the work of the Company’s independent auditors. Our internal audit function and our independent auditors report directly to the Audit Committee. Among other things, the Audit Committee reviews and discusses with management and the independent auditors our independent certified audits; reviews and discusses with management and the independent auditors our quarterly and annual consolidated financial statements; reviews the adequacy and effectiveness of our disclosure controls and procedures; approves all auditing and permitted non-auditing services performed by our independent auditors; reviews significant findings by our bank regulators and management’s response thereto; establishes procedures to anonymously and confidentially handle complaints we receive regarding auditing matters and accounting and internal accounting controls; and handles the confidential, anonymous submission to it by our employees of concerns regarding questions relating to accounting or auditing matters. The Audit Committee also has authority to retain independent legal, accounting and other advisors as the Audit Committee deems necessary or appropriate to carry out its duties.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee currently consists of directors Hui (Chairman), Gray, Jensen, Pranav, and Thong. Our Board of Directors has evaluated the independence of the members of our Nominating and Corporate Governance Committee and has affirmatively determined that all directors are “independent” under NASDAQ rules. The Nominating and Corporate Governance Committee held 1 regular monthly meeting and no special meetings during 2018.

Our Nominating and Corporate Governance Committee has adopted a written charter, which sets forth the committee’s duties and responsibilities. The current charter of the Nominating and Corporate Governance Committee is available on our website at www.firstchoicebankca.com by clicking "Investor Relations," followed by "Corporate Information," and then "Governance Documents."

Our Nominating and Corporate Governance Committee is responsible for discharging our Board of Directors’ responsibilities relating to the corporate governance of our organization. Among other things, the Nominating and Corporate Governance Committee has responsibility for:

•	recommending persons to be selected by our Board of Directors as nominees for election as directors or to fill any vacancies on the Company’s or the Bank’s Board of Directors;

•
monitoring the functioning of our standing committees and recommending any changes, including the creation or elimination of any committee; developing, reviewing and monitoring compliance with our corporate governance guidelines;

•	reviewing annually the composition of our Board of Directors as a whole and making recommendations; and

•	handling such other matters that are specifically delegated to the Nominating and Corporate Governance Committee by our Board of Directors from time to time.

Other specific duties and responsibilities of our Nominating and Corporate Governance Committee include: retaining and terminating any outside search firm to identify director candidates; receiving communications from shareholders regarding any matters of concern regarding corporate governance matters; recommending to the Board the appropriate directors to serve on each of the Boards of Directors of the Company and the Bank and their respective committees; and reviewing and reassessing the adequacy of its Charter and its own performance on an annual basis. The procedures for nominating directors, other than by the Board of Directors itself, are set forth in the Company’s bylaws and reprinted in the Notice of Annual Meeting of Shareholders.

In conjunction with downsizing the Board membership, the Board also proposed combining the Compensation Committee with the Nominating and Corporate Governance Committee to form the Compensation, Nominating and Corporate Governance ("CNG") Committee effective following the Meeting. As a result, the responsibilities of the Nominating and Corporate Governance Committee will be performed by a new CNG Committee and the Nominating and Corporate Governance would cease to exist.

Compensation Committee. Our Compensation Committee currently consists of directors Pranav (Chairman), Bhakta, and Hui. Ms. Salinas served on the Compensation Committee from September 1, 2018 through December 31, 2018. The Compensation Committee held 12 regular monthly meetings and no special meetings during 2018.
The Board of Directors believes it is important for the Compensation Committee to be composed entirely of non-employee directors who qualify as “independent” under the rules of the SEC and NASDAQ. Accordingly, the Board of Directors has determined that each of the members of the Compensation Committee meets both the SEC’s and NASDAQ’s definitions of independence for purposes of service on the Company’s Compensation Committee. The Compensation Committee oversees our executive and equity compensation programs. It is primarily responsible for evaluating shareholder advisory (non-binding) votes on the compensation paid to our Named Executive Officers and other shareholder feedback regarding executive compensation pay programs; reviewing and approving corporate goals and objectives relevant to CEO compensation and evaluating the CEO’s performance in light of those goals and, together with the other independent directors, determining and approving the CEO’s compensation based on such evaluation; reviewing and approving peer groups used for benchmarking compensation levels, design practices and relative performance comparisons; reviewing, approving and monitoring compliance with stock ownership requirements applicable to our CEO and other senior executives; reviewing employment and severance agreements, change-in-control provisions affecting compensation, special or supplemental arrangements such as supplemental retirement benefits, if any, and perquisites for elected officers; reviewing periodic reports on our compensation programs as they affect all employees, including management’s assessments as to whether risks arising from such programs are reasonably likely to have a material adverse effect on the Company; and approving and overseeing all incentive compensation plans and other equity-based plans and recommending to the Board to approve changes, if any, to such plans. Further, the Compensation Committee is responsible for the oversight of the executive compensation policy of the Company and reviews individual compensation packages of executive officers and all employee compensation plans generally to ensure that the compensation plans offered do not lead executive officers and employees to take unnecessary and excessive risks that could threaten the value of the Company while at the same time allow the Company to recruit and maintain experienced, talented bankers.

As noted above, the Board has proposed combining the Compensation Committee and the Nominating and Corporate Governance Committee to form the new CNG Committee effective following the Meeting. As a result, the responsibilities of the Compensation Committee will be performed by a new CNG Committee and the Compensation Committee would cease to exist.

Directors' Loan Committee. The Directors' Loan Committee consists of independent directors Gray (Chairman), Bhakta, Freifeld, Hui, Jensen and Thong, and certain Bank Officers including the President and CEO, Mr. Robert Franko, the Bank's EVP and Chief Credit Officer, Mr. Gene May, and the Bank's EVP and Deputy Chief Credit Officer, Mr. Michael Martin. The Directors' Loan Committee met 12 times in 2018. The Directors' Loan Committee is responsible for establishing loan policies, approving certain credit facilities, setting credit approval limits and reviewing the Bank's loan portfolios and adequacy of the allowance for loan losses.

Asset Liability Management Committee. Our Asset Liability Management Committee (ALCO) consists of directors Jensen (Chairman), Freifeld and Maizel. The Company ALCO was chartered in November 2018 and held 1 regular quarterly meeting during 2018. The ALCO’s primary duties and responsibilities are to assess the adequacy and monitor the implementation of the Bank’s Asset and Liabilities Management and Liquidity and Fund Management Policy (the “ALM Policy”) and related procedures. The ALM Policy includes specific policies and procedures relating to (i) interest rate risk, (ii) market/investment risk, (iii) liquidity risk, (iv) credit risk, and (v) capital risk.

DIRECTOR COMPENSATION

The Compensation Committee evaluates the director compensation and recommends to the Board compensation for non-employee directors, and the Board approves the director compensation for each fiscal year. The Company reimburses its directors for reasonable travel, food, accommodation and other business-related expenses incurred in relation to their service on the Board and committees.

During 2018, each of our directors received compensation for attending the Company’s Board of Directors meetings and committee meetings with each non-employee director receiving $1,500 per Company Board meeting attended in person or telephonically and $750 per Board committee meeting. In addition, the Chairman of the Board received an additional fee of $750 per meeting and the Chairman of each Committee received an additional fee of $375 per meeting attended. As all non-employee directors served on both the Company and Bank Board of Directors, each director received only one meeting fee for attending both the Company and Bank board meetings. Each non-employee Director attending the annual strategic planning session received $1,000 and members of the Nominating and Corporate Governance Committee each received $3,500 for additional work related to the Pacific Commerce Bank acquisition.

The Company awarded an aggregate of 39,961 shares of restricted stock with a one-year vesting term to the directors for their service during 2018. The aggregate grant date fair value of such awards totaled $513,531 based on the closing price of the Company’s common stock of $22.38 per share on February 4, 2019, the grant date. The number of shares of restricted stock awarded to each director was determined relative to their respective Board fees earned during 2018.

In connection with the proposed restructuring of the Company's and the Bank's Board of Directors for 2019, the proposed compensation of our directors for 2019 will include a quarterly cash retainer of $3,000 and $2,000 for each Board meeting attended and $1,000 per committee meeting attended. The Chairman of the Board will receive an additional $1,000 per Board meeting. The Chairman of each committee will receive an additional $500 per meeting. All non-employee directors serving on both the Company and the stand-alone Bank Boards of Directors will each be paid only one quarterly retainer and meeting fee for attending both the Company and Bank Board quarterly meetings. In addition to cash compensation, the directors of the Company and the Bank may receive discretionary awards of restricted stock to be determined based upon the profitability of the Company and other factors evaluated by the new CNG Committee.

The following table sets forth the compensation paid to each of our non-employee directors during 2018. Mr. Franko, who served as a director during 2018, received no additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash	Total
Roshan H. Bhakta	$38,000	$38,000
Homer Wai Chan	23,750	23,750
Max Freifeld (1)	13,750	13,750
James H. Gray	44,125	44,125
Peter H. Hui	53,750	53,750
Thomas Iino (1)	12,250	12,250
Fred Jensen	40,250	40,250
Luis Maizel (1)	10,000	10,000
Pravin C. Pranav	37,750	37,750
Maria S. Salinas (1)	6,000	6,000
Uka Solanki (2)	15,250	15,250
Phillip T. Thong	46,250	46,250
(1) Compensation for service from August 1, 2018 to December 31, 2018.
(2) Director Uka Solanki passed away in September 2018.

EXECUTIVE COMPENSATION

As an emerging growth company under the JOBS Act, we have opted to comply with the scaled executive compensation disclosures applicable to “smaller reporting companies”. Under the scaled disclosure accommodations, the Company is allowed to limit reporting of executive compensation to the Company's principal executive officer and two other most highly compensated executive officers, which are referred to as our “Named Executive Officers.”

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2018 and 2017, compensation information for Robert M. Franko, the Company’s President and Chief Executive Officer; Lynn M. Hopkins, the Company's Executive Vice President and Chief Financial Officer; and Yolanda Su, the Bank's Executive Vice President and Chief Operations Administrator (collectively, the “Named Executive Officers”).

Executive	Year	Salary	Bonus	Stock Awards(1)	All Other Compensation(3)	Total
Robert M. Franko	2018	$450,000	$225,000	$—	$18,900	$693,900
Director, President and CEO	2017	330,750	112,500	212,514	26,467	682,231

Lynn M. Hopkins(2)	2018	92,801	23,250	255,000	7,208	378,259
EVP and CFO	2017	—	—	—	—	—

Yolanda Su	2018	204,750	72,500	—	27,962	305,212
EVP and COA	2017	195,000	70,000	135,028	30,672	430,700

(1)
The dollar value of restricted stock awards represents the aggregate grant date fair value of restricted stock awards granted under the 2013 Omnibus Stock Incentive Plan during the applicable fiscal year, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The terms of the 2013 Omnibus Stock Incentive Plans are described below in “Equity Incentive Plans.”

(2)	Compensation information is for the period commencing September 13, 2018 through December 31, 2018.

(3)	“All Other Compensation” includes the following:

Executive	Year	401k Match	Life Insurance Premium	Health Insurance Premium	Company Car/Car Allowance	Total
Robert M. Franko	2018	$2,158	$4,944	$11,798	$—	$18,900
	2017	8,489	6,180	11,798	—	26,467

Lynn M. Hopkins	2018	—	109	3,099	4,000	7,208
	2017	—	—	—	—	—

Yolanda Su	2018	5,394	968	15,600	6,000	27,962
	2017	8,475	597	15,600	6,000	30,672

Compensation Components

Our compensation practices for the executive officers has generally been designed to bind the interests of our key executives to the long-term performance of the Company and its shareholders. We try to achieve overall compensation levels that are sufficiently competitive to retain talented executives and motivate those executives to achieve superior results while protecting the interests of the shareholders. We compensate our Named Executive Officers through a combination of base salary, annual bonuses, equity awards, and other benefits including perquisites. Our Compensation Committee believes the executive compensation packages that we provide to our executives, including the Named Executive Officers, should include both cash and equity compensation that reward performance as measured against corporate goals. Each element of compensation is designed to achieve a specific purpose and to contribute to a total package that is competitive with similar packages provided by other institutions that compete for the services of individuals like our Named Executive Officers.

Base Salary

The Compensation Committee reviews and approves base salaries of our Named Executive Officers, and the compensation of our Chief Executive Officer. In setting the base salary of executive officers, including the Named Executive Officers, the Compensation Committee relied on market data provided by our internal human resources department and survey data from industry resources. The Compensation Committee may also retain independent consultants as it deems appropriate. Salary levels are typically considered annually as part of our performance review process and upon a promotion or other change in job responsibility.

Bonuses

Our executive officers, including the Named Executive Officers, may receive bonuses in the discretion of our Board of Directors, in addition to and except as may be required by individual employment agreements. Bonuses may be paid in cash and restricted stock with such restricted stock award typically vesting over a one-year term. The annual incentive bonuses are intended to compensate officers for achieving corporate goals and value-creating milestones.

Equity Awards

Salaries and bonuses are intended to recognize and provide incentives for outstanding short-term performance. We also have adopted equity incentive programs intended to reward longer-term performance. We believe that long-term performance is achieved through an ownership culture that rewards performance through the use of equity incentives. Our equity incentive plans have been established to provide our employees, including the Named Executive Officers, with incentives to help align their interests with the interests of our shareholders.

When making equity-award decisions, our Compensation Committee considers market data, the grant size, the forms of long-term equity compensation available to it under our existing plans and the status of previously granted awards. The amount of equity incentive compensation granted reflects the executives’ expected contributions to our future success.
Future equity awards that we make to our Named Executive Officers will be driven by our sustained performance over time, our Named Executive Officers’ ability to impact our results that drive shareholder value, their level of responsibility, their potential to fill roles of increasing responsibility, and competitive equity award levels for similar positions in comparable companies. Equity awards form a key part of the overall compensation for each executive officer and is evaluated each year as part of the annual performance review process and incentive payout calculation.

The amounts awarded to the Named Executive Officers are based on the Compensation Committee’s subjective determination of what is appropriate to incentivize the executives. Generally, the grants to Named Executive Officers vest over a five-year period with 20% vesting on each anniversary of the grant date. All equity awards granted to our employees, including Named Executive Officers and directors, have been reflected in our consolidated financial statements, based upon the fair market value of the equity awards on the grant date, in accordance with applicable accounting guidelines.

Compensation Agreements and Arrangements with Named Executive Officers

The Company and the Bank have a joint employment agreement with Mr. Franko for a two-year term that commenced on January 1, 2018 pursuant to which the Company has agreed to provide Mr. Franko with an annual base salary of $450,000, subject to upward adjustment in the sole discretion of the Company’s Board of Directors. For 2019, the Board has approved a 5% increase in Mr. Franko's base salary to $472,500. The agreement also acknowledged the prior grant to Mr. Franko of 32,448 stock options at an exercise price of $11.33 per share, vesting over a five-year period; and an award of 2,000 shares of restricted stock, all of which were fully vested at December 31, 2018. The grant of these stock options were adjusted to reflect the 4% stock dividend declared in 2015 and 2016 and the award of these restricted shares were made prior to entering into this employment agreement and were made by the Bank prior to its holding company reorganization into the Company and, as a result thereof, these stock options and restricted shares were converted into stock options to purchase the Company’s common stock and restricted shares of the Company’s common stock on identical terms. Under the terms of his employment agreement, Mr. Franko will be reimbursed for the mileage allowance based on the IRS prevailing rate which is intended to cover his automobile costs for all gasoline, oil, repairs, maintenance and insurance cost. In addition, the Company has agreed to provide Mr. Franko and his direct and immediate family with, and pay for, participation in medical, dental, vision, accident and health benefits, appropriate life and disability insurance. Under the terms of his employment agreement, Mr. Franko will be eligible to participate in any pension or profit-sharing plan, deferred compensation plan, salary continuation plan, stock purchase plan, or similar benefit or retirement program, including the Company’s 401k Plan, as approved by the Board of Directors now or hereafter existing, to the extent that he is eligible under the provisions thereof and commensurate with his position in relationship to other participants. As of the date hereof, the Company only has a 401(k) Plan. If Mr. Franko is terminated without “cause” (as defined in his employment agreement), the Company has agreed to pay Mr. Franko a severance payment equal to eighteen (18) months of his then monthly base salary.

The Company and the Bank have a joint employment agreement with Ms. Hopkins for a two-year term that commenced on September 13, 2018, pursuant to which the Company has agreed to provide Ms. Hopkins with an annual base salary of $310,000, subject to upward adjustment in the sole discretion of the Company’s Board of Directors. In connection therewith, the Company has awarded Ms. Hopkins 10,000 shares of restricted stock vesting ratably over a five-year period. The Bank also provides Ms. Hopkins with a $1,000 monthly auto allowance which is intended to cover her automobile costs for all gasoline, oil, repairs, maintenance and insurance cost. In addition, the Company has agreed to provide Ms. Hopkins and her direct and immediate family with, and pay for, participation in medical, dental, vision, accident and health benefits, appropriate life and disability insurance. Under the terms of her employment agreement, Ms. Hopkins will be eligible to participate in any pension or profit-sharing plan, deferred compensation plan, salary continuation plan, stock purchase plan, or similar benefit or retirement program, including the Company’s 401k Plan, as approved by the Board of Directors now or hereafter existing, to the extent that she is eligible under the provisions thereof and commensurate with her position in relationship to other participants. As of the date hereof, the Company only has a 401(k) Plan. If Ms. Hopkins is terminated without “cause” (as defined in her employment agreement), the Company has agreed to pay Ms. Hopkins a severance payment equal to twelve (12) months of her then monthly base salary plus the amount of her annual target bonus she would have been eligible to receive for the year in which her employment is terminated had she remained employed and the annual target bonus criteria had been met.  In addition, the Company has agreed to pay, in the event of a termination without cause, all premiums and costs necessary to permit Ms. Hopkins to continue receiving those benefits provided under her employment agreement that she was receiving as of the date of her termination and which she is eligible to receive post termination under the applicable plans or COBRA for a twelve (12) month period.

Although neither the Company nor the Bank has a written employment agreement with Ms. Yolanda Su, the Bank paid Ms. Su an annual base salary of $204,750 for 2018, and previously issued stock options to purchase up to 30,285 shares of the Company’s common stock at an exercise price of $8.85 per share, vesting over a five-year period, all of which shares were exercised in 2017, and previously granted 647 shares of restricted common stock, of which 131 shares remain unvested as of December 31, 2018. The grant of these stock options were adjusted to reflect the 4% stock dividend declared in 2015 and 2016. The Bank also provides Ms. Su with a $500 monthly auto allowance which is intended to cover her automobile costs for all gasoline, oil, repairs, maintenance and insurance cost. In addition, the Bank provides Ms. Su and her direct and immediate family with, and pays for, participation in medical, dental, vision, accident and health benefits, appropriate life and disability insurance. In addition, Ms. Su is eligible to participate in any pension or profit-sharing plan, deferred compensation plan, salary continuation plan, stock purchase plan, or similar benefit or retirement program, including the Bank’s 401k Plan, as approved by the Board of Directors now or hereafter existing, to the extent she is approved for eligibility in such plans. As of the date hereof, the Bank only has a 401(k) Plan.

Potential Payments to the Named Executive Officers Upon Termination or Change in Control

Under the terms of Mr. Franko’s employment agreement, if, after the occurrence of a change in control of the Company and/or the Bank (as that term is defined in his employment agreement), Mr. Franko’s employment is materially adversely altered or Mr. Franko is not retained by the Company and/or the Bank or the surviving bank or company, Mr. Franko will be entitled to receive a severance payment in the amount equal to eighteen (18) months of his then current monthly salary, plus COBRA for eighteen (18) months. In addition, any outstanding shares of restricted stock and stock options with performance objectives will vest pro-rata based on the beginning of the period covered to the date of termination based on actual performance achieved at the end of the performance period, and shares of restricted stock and stock options with only service contingencies will vest upon his employment with the Company and/or the Bank becoming materially adversely altered or Mr. Franko not being retained by the Bank or the surviving bank or company. If the payments to Mr. Franko under this agreement, together with any other payments which Mr. Franko has the right to receive from the Company would constitute a "parachute payment" under the Internal Revenue Code Section 280G, the payments pursuant to this agreement will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

Under the terms of Ms. Hopkins’s employment agreement, if, after the occurrence of a change in control of the Company and/or the Bank (as that term is defined in her employment agreement), Ms. Hopkins’s employment is materially adversely altered or Ms. Hopkins is not retained by the Company and/or the Bank or the surviving bank or company, Ms.

Hopkins will be entitled to receive a severance payment in the amount equal to twelve (12) months of her then current monthly salary plus the amount of her annual target bonus she would have been eligible to receive for the year in which her employment is terminated had she remained employed and the annual target bonus criteria had been met.  In addition, the Company and/or the Bank has agreed to pay all premiums and costs necessary to permit Ms. Hopkins to continue receiving those benefits provided under her employment agreement that she was receiving as of the date of her termination and which she is eligible to receive post termination under the applicable plans or COBRA for a twelve (12) month period. In addition, any outstanding shares of restricted stock and stock options with or without performance objectives will immediately vest upon her employment with the Company and/or the Bank becoming materially adversely altered or Ms. Hopkins not being retained by the Company and/or the Bank or the surviving bank or company. If the payments to Ms. Hopkins under this agreement, together with any other payments which Ms. Hopkins has the right to receive from the Company would constitute a "parachute payment" under the Internal Revenue Code Section 280G, the payments pursuant to this agreement will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

The Company and the Bank have entered into a Change in Control Agreement with Ms. Yolanda Su, dated February 22, 2018, pursuant to which the Bank has agreed to pay severance compensation to Ms. Su following a change in control of the Company and/or the Bank if her employment is terminated without “cause” or Ms. Su terminates her employment for “good reason,” equal to her annual base salary as then in effect, payable either as a lump sum payment or in installments over a 12-month period in accordance with the Company’s normal payroll practices. The severance payment is contingent upon Ms. Su executing a general release in favor of the Company and the Bank, is subject to the prior receipt of any necessary regulatory approvals, including the approval or the non-objection of the FDIC to the severance payment, and is subject to recovery by the Company and/or the Bank if the Board determines that Ms. Su has committed, is substantially responsible for, or has violated, the respective acts or omissions, conditions or offenses described in 12 CFR §359.4(a)(4). If the payments to Ms. Su under this agreement, together with any other payments which Ms. Su has the right to receive from the Bank would constitute a “parachute payment”, the payments pursuant to this agreement will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

In addition, the Company’s 2013 Omnibus Stock Incentive Plan (the “2013 Plan”) provides that unless otherwise provided in an award agreement, upon the occurrence of a change in control of the Company (as defined in the 2013 Plan or the individual award agreements), all outstanding stock options and stock appreciation rights held by a participant will become fully exercisable and all stock awards or cash incentive awards held by a participant will become fully earned and vested. In the event an award constitutes "deferred compensation" for purposes of Section 409A of the Revenue Code, and the settlement or distribution of benefits under such award are triggered by a change in control, such settlement or distribution will be subject to the change in control also constituting a "change in control event" under Section 409A of the Revenue Code.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table sets forth information concerning outstanding stock options and unvested restricted stock held by each of the Named Executive Officers at December 31, 2018 on an award-by-award basis:

Name	Number of Underlying Unexercised Options - Exercisable (1)	Number of Underlying Unexercised Options - Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares of Units of Stock That Have Not Vested		Market Value of Shares of Units of Stock That Have Not Vested (2)
	#	#	#	$		#		$
Robert M. Franko	32,448	—	—	11.33	11/12/2023	96	(3)	$2,170
						4,592	(4)	103,779
Lynn M. Hopkins	—	—	—	—	n/a	10,000	(5)	226,000
Yolanda Su	—	—	—	—	n/a	131	(3)	2,961
						2,858	(4)	64,591
(1) All options are issued under the Company's 2013 Omnibus Stock Incentive Plan.
(2) Based on the closing price of the Company’s common stock of $22.60 on December 31, 2018.
(3) Restricted Stock granted on March 3, 2014 vests at a rate of 20% annually, commencing on the first anniversary of grant.
(4) Restricted Stock granted on December 21, 2017 and fully vested on January 3, 2019.
(5) Restricted Stock granted on October 15, 2018 vests at a rate of 20% annually, commencing on the first anniversary of grant.

Equity Incentive Plans

The 2005 Stock Option Plan

The Bank previously adopted the 2005 Stock Option Plan (the “2005 Plan”) which was subsequently approved and ratified by the Bank’s shareholders at the Bank’s 2005 Annual Meeting of Shareholders. The 2005 Plan expired in 2015 and, accordingly, no further shares are authorized for issuance under the 2005 Plan. In connection with the holding company reorganization of the Bank in December 2017, all then-outstanding stock options issued under the 2005 Plan were converted to stock options exercisable for the Company’s common stock. At December 31, 2018, the number of shares to be issued upon the exercise of outstanding options granted pursuant to the 2005 Plan was 22,714 shares.

The 2013 Omnibus Stock Incentive Plan

The 2013 Omnibus Stock Incentive Plan, or 2013 Plan was approved by the Bank’s shareholders on May 9, 2013 and was amended on June 4, 2015 pursuant to shareholder ratification and approval of such amendment at the 2015 Annual Meeting of Shareholders. In connection with the holding company reorganization of the Bank in December 2017, the 2013 Plan was converted to an equity plan of the Company and all then-outstanding stock options and restricted stock awards issued under the 2013 Plan were converted to stock options exercisable for, and restricted stock awards for, the Company’s common stock. The 2013 Plan was designed to ensure continued availability of equity awards that will assist the Company in attracting and retaining competent managerial personnel and rewarding key employees, directors and consultants for high levels of performance. Under the 2013 Plan, directors, officers, employees and consultants may be granted options, stock appreciation rights, restricted stock awards, deferred stock awards and performance units. The 2013 Plan also allows for performance objectives upon which awards may be conditioned.

The maximum number of shares as to which stock awards may be granted under the 2013 Plan is currently 1,390,620 shares. At December 31, 2018, the number of shares to be issued upon exercise of outstanding options and unvested restricted stock granted pursuant to the 2013 Plan was 467,332 shares, and the number of shares of Common Stock remaining available for future issuance under the 2013 Plan was 413,276 shares.

All employees and directors of, and consultants of, the Company and/or the Bank are eligible to become participants in the 2013 Plan, except that non-employees may not be granted incentive stock options. The Compensation Committee will determine the specific individuals who will be granted awards under the 2013 Plan and the type and amount of any such awards. Awards under the 2013 Plan may be made as stock option grants, grants of Stock Appreciation Rights or Stock Awards (including bonus shares, stock units, performance shares, performance units, restricted stock, deferred shares or restricted stock units or any other equity-based award as determined by the Board of Directors).

Unless specifically provided to the contrary in an award agreement, upon notification of termination of employment for cause, in the case of employees, and termination of service for cause, in the case of non-employee directors or other service providers, any outstanding award held by such employee, non-employee director or service provider will terminate immediately, the award will be forfeited and the participant will have no further rights thereunder.

Section 162(m) of the Internal Revenue Code.

Under Section 162(m) of the Internal Revenue Code, or Revenue Code, the deduction for a publicly held corporation for otherwise deductible compensation to a "covered employee" (the chief executive officer, the chief financial officer and the next three most highly compensated executive officers) is limited to $1 million per year. Prior to 2018, there were two exceptions to the deduction limit - the exception for performance-based pay (including stock options) and the exception for commission-based pay.  However, the Tax Cuts and Jobs Act of 2017, signed into law on December 22, 2017, repealed these exceptions, placing an effective cap on the amount a company can deduct for executive compensation at $1 million-dollars for a company’s CEO, CFO, and the next three most highly paid executives.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to its 2018 fiscal year, no director or executive officer failed to file, on a timely basis, reports required during or with respect to 2018 by Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Directors and executive officers of the Company, as well as the companies with which such Directors are associated, are customers of and have had banking transactions with the Bank in the ordinary course of business. The Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of our management, all loans and commitments to lend included in such transactions were made in compliance with applicable laws, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectability or present other unfavorable features. Although the Bank does not have any limits on the aggregate amount it would be willing to lend to Directors and officers as a group, loans to individual Directors and officers must comply with the Bank’s internal lending policies and statutory lending limits. As of December 31, 2018, deposits from certain officers and Directors and the companies with which they are associated amounted to $33.2 million. In addition, the Company has a $25.0 million senior secured facility with another bank in which Mr. Franko, our President and CEO, also serves on that other bank’s board of directors. The outstanding balance of this facility was $8.5 million at December 31, 2018.

PROPOSAL 2:

SHAREHOLDER ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) and corresponding SEC rules enable the Company’s shareholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules. Accordingly, the following resolution will be submitted for shareholder approval at the Meeting:

"RESOLVED, that the compensation paid to the Named Executive Officers of First Choice Bancorp as disclosed in this Proxy Statement pursuant to Item 402 of SEC Regulation S-K, is hereby approved on an advisory, non-binding basis.”

The Board believes that the Company’s compensation policies and procedures, which are reviewed and approved by the Compensation Committee (or its successor committee), are effective in aligning the compensation of the Company’s Named Executive Officers with the Company’s short-term goals and long-term success and that such compensation and incentives are designed to attract, retain and motivate the Company’s key executives who are directly responsible for the Company’s continued success. The Board believes that the Company’s compensation policies and practices do not threaten the value of the Company or the investments of its shareholders or create incentives to engage in behaviors or business activities that are reasonably likely to have a material adverse impact on the Company. The Board further believes that the Company’s culture focuses executives on sound risk management and appropriately rewards executives for performance. The Board further believes that the Company’s compensation policies and procedures are reasonable in comparison both to the Company’s peer bank holding companies and to the Company’s performance during the 2018 fiscal year.

Shareholders are encouraged to carefully review the information provided in this Proxy Statement regarding the compensation of the Company’s Named Executive Officers in the section captioned “EXECUTIVE COMPENSATION.”

    Because your vote is advisory, the outcome of the vote will not: (i) be binding upon the Company’s Board or Compensation Committee with respect to future executive compensation decisions, including those relating to the Company’s Named Executive Officers, or otherwise; (ii) overrule any decision made by the Board or the Compensation Committee; or (iii) create or imply any additional fiduciary duty by the Company’s Board or the Compensation Committee. However, the Company’s Board and Compensation Committee values the opinions expressed by shareholders in their vote on this proposal and the Compensation Committee expects to take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required

The affirmative vote of a majority of the shares represented and voting at the Meeting either in person or by proxy on this proposal, with the affirmative votes constituting at least a majority of the required quorum is required to approve this Proposal. Proxies received by the Company and not revoked prior to or at the Meeting will be voted in favor of this non-binding, advisory proposal unless otherwise instructed by the shareholder. The effect of an abstention is the same as a vote “AGAINST” the proposal. Broker non-votes will not be counted in determining whether or not the proposal has been approved.

Board Recommendation

The Board of Directors recommends that the shareholders vote “FOR” approval in a non-binding advisory vote, of the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of SEC Regulation S-K.

PROPOSAL 3:

SHAREHOLDER ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

Dodd-Frank and corresponding SEC rules also enable the Company’s shareholders to vote, on an advisory and non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of the Company’s Named Executive Officers. The proxy provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstain from voting). You should mark your proxy for one, two or three years based on your preference as to the frequency with which an advisory vote on executive compensation should be held. If you have no preference, you should abstain.

The Board believes that, while the trend for large corporations may favor an annual vote, because there are only a small number of executives involved and the Board believes that controls in place over such function, including the Compensation Committee (or its successor committee), are adequate, that an advisory vote every three years is the preferred option.

Because your vote is advisory, it will not be binding upon the Company’s Board or the Compensation Committee (or its successor committee). However, the Board will take into account the outcome of the vote when considering the frequency of advisory shareholder approval of the compensation of the Named Executive Officers.

Vote Required

Shareholders may vote for either every year, every two years, every three years or abstain. This proposal will be decided based upon which alternative receives a plurality of the votes cast. Proxies received by the Company and not revoked prior to the Meeting will be voted in favor of every “THREE YEARS” unless otherwise instructed by the shareholder. Abstentions will have the same effect as votes against such proposal, and broker non-votes will not be counted as votes and will have no effect on the voting of this proposal.

Board Recommendation

The Board of Directors recommends holding an advisory vote for the approval of the compensation of the named executive officers every "THREE (3)" years.

PROPOSAL 4:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking shareholders to ratify the appointment of Vavrinek, Trine, Day & Co., LLP (“Vavrinek”) as our independent registered public accounting firm for our 2019 fiscal year.  Although ratification is not legally required, we are submitting the appointment of Vavrinek to our shareholders for ratification in the interest of good corporate governance.  In the event that this appointment is not ratified, the Audit Committee of the Board will reconsider the appointment.

The Audit Committee appoints the independent registered public accounting firm annually. Before appointing Vavrinek as our independent registered public accounting firm for fiscal year 2019, the Audit Committee considered the firm’s qualifications and performance during fiscal years 2017 and 2018. In addition, the Audit Committee reviewed and approved audit and all permissible non-audit services performed by Vavrinek in fiscal 2017 and 2018, as well as the fees paid to Vavrinek for such services.  In its review of non-audit service fees and its appointment of Vavrinek as our independent registered public accounting firm, the Audit Committee considered whether the provision of such services was compatible with maintaining Vavrinek’s independence. None of the fees paid to Vavrinek during 2018 and 2017 were paid under the de minimis safe harbor exception from Audit Committee pre-approval requirements. The Audit Committee has concluded that the provision of the non-

audit services described below in "Principal Accounting Fees and Services" is compatible with maintaining Vavrinek’s independence.

Representatives of Vavrinek are expected to attend the Meeting and will have an opportunity to make a statement if they wish to do so. They may also respond to appropriate questions from shareholders or their representatives.

Vote Required

The affirmative vote of a majority of the shares represented and voting at the Meeting either in person or by proxy, with affirmative votes constituting at least a majority of the required quorum, is required to approve this proposal.

Board of Directors’ Board Recommendation

Your Board of Directors recommends that you vote “FOR” ratification of the appointment of Vavrinek as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Audit Committee Report

The Report of the Audit Committee of the Board will not be deemed filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Board maintains a separately designated standing Audit Committee within the meaning of Section 3(a)(58) of the Exchange Act. The Audit Committee is currently comprised of four of the Company’s Directors, each of whom meet the independence and experience requirements of the NASDAQ Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. The Audit Committee assists the Board in monitoring the accounting, auditing and financial reporting practices of the Company. The Audit Committee operates under a written Charter, which is assessed annually for adequacy.

Management is responsible for the preparation of the Company’s consolidated financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

•	Reviewed and discussed with management the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2018; and

•	Obtained from management their representation that the Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

•
Reviewed and discussed with management the certification of the Company's disclosure controls and procedures and internal control over financial reporting in compliance with Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

The Company’s 2018 independent auditor, Vavrinek, Trine, Day & Co., LLP was responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and expressing an opinion on whether the Company’s consolidated financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee:

•
Discussed with Vavrinek the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T; and

•
Received and discussed with Vavrinek the written disclosures and the letter from Vavrinek required by applicable requirements of PCAOB regarding Vavrinek’s communications with the Audit Committee concerning independence, and reviewed and discussed with Vavrinek whether the rendering of the non-audit services provided by them to the Company during the Company’s fiscal year ended December 31, 2018 was compatible with their independence.

In addition, the Company received a letter from Vavrinek to the effect that Vavrinek’s audit of the Company was subject to its quality control system for the United States accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Vavrinek personnel working on the audit and the availability of national office consultation.

In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company’s consolidated financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Further, it is not the duty of the Audit Committee to determine that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s auditors are independent.

Based upon the reviews and discussions described above, and the report of Vavrinek, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

The Audit Committee

Phillip T. Thong (Chairman)
James H. Gray
Thomas Iino
Fred Jensen

Principal Accounting Fees and Services

Vavrinek audited our consolidated financial statements for the fiscal year ended December 31, 2018. The following table presents fees billed or to be billed for professional audit services rendered by Vavrinek for the audits of our annual consolidated financial statements for 2018 and 2017 and for other services rendered by Vavrinek.

The aggregate fees billed by Vavrinek for the fiscal years ended December 31, 2018 and 2017, were as follows:

	2018	2017
Audit fees (1)	$210,000	$107,000
Audit-related fees	—	—
Tax fees (2)	1,000	8,000
All other fees (3)	21,200	3,200
Total	$232,200	$118,200
(1) Consists of professional services provided for the audit of the Company’s annual consolidated financial statements, review of the Company’s quarterly consolidated financial statements in connection with the filing of current and periodic reports, and related consultations.

(2)	Consists of tax compliance, tax advice, and tax consulting services.

(3)	Consists of acquisition audits and due diligence on mergers and acquisitions.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent auditor. These services may include audit, audit-related, tax and other non-audit services. Pre-approval is generally provided for up to one year and is detailed as to a particular service or category of service. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with the pre-approval and the fees for services performed to date. All services performed by Vavrinek for which fees were billed to the Company during the years ended December 31, 2018 and 2017, as disclosed herein were approved by the Audit Committee pursuant to the procedures outlined herein. All of the services of Vavrinek in auditing the Company’s consolidated financial statements for the year ended December 31, 2018, were performed by Vavrinek or its full-time, permanent employees.

PROPOSALS BY SHAREHOLDERS AT 2020 ANNUAL MEETING

Shareholder proposals to be considered for inclusion in the Proxy Statement for the Company’s 2020 Annual Meeting of Shareholders (the “2020 Meeting”) must be received by the Company at its offices at 17785 Center Court Drive N, Suite 750, Cerritos, CA 90703, no later than December 31, 2019. The proposals must also satisfy the conditions and procedures prescribed by the Company’s Bylaws and by the SEC in Rule 14a-8 for such proposals to be included in the Company’s Proxy Statement for the 2020 Meeting, and must be limited to 500 words. To be included in the Proxy Statement, the shareholder must be a holder of record or beneficial owner of at least $2,000 in market value or 1% of the Company’s securities entitled to be voted on the proposal, and have held the shares for at least one year and will continue to hold the shares through the date of the 2020 Meeting. Either the proposer, or a representative qualified under California law to present the proposal on the proposer’s behalf, must attend the meeting to present the proposal. Shareholders may not submit more than one proposal.

The SEC has in effect a rule governing a company's ability to use discretionary proxy authority with respect to proposals that were not submitted in time to be included in the Proxy Statement (i.e., outside the processes of Rule 14a-8 as described in the preceding paragraph). As a result, in the event a proposal is not submitted to the Company prior to March 15, 2020, and the proxy materials delivered in connection with the 2020 Meeting contain a statement conferring discretionary authority to the proxy holders of the Company, the proxies solicited by the Board for the 2020 Annual Meeting will confer discretionary authority to the proxy holders to vote the shares in accordance with their best judgment and discretion if the proposal is received by the Company after March 15, 2020.

Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are then present at the Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need the proxy obtained from your record holder to vote personally at the Meeting

OTHER BUSINESS

Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of management and authority to do so is included in the proxy.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

The SEC approved a rule concerning the delivery of annual reports and proxy statements. It permits a single set of these reports to be sent to any household in which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as "householding," reduces the volume of duplicate information shareholders receive and reduces Company mailing and printing expenses.

In accordance with a notice sent to certain shareholders who shared a single address, only one annual report and proxy statement will be sent to that address unless a stockholder at that address requests that multiple sets of documents be sent. If a shareholder who agreed to householding wishes to receive a separate proxy statement or annual report either now or in the future, he or she may contact our transfer agent, Computershare, at (866) 641-4276 or by sending an email to investorvote@computershare.com with “Proxy Materials First Choice Bancorp” in the subject line. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 28, 2019. Stockholders who are record holders and share an address and that would like to receive a single set of reports or proxy statements may do so by contacting their banks or brokers, if they are beneficial holders.

THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT MAILING OF THE SIGNED PROXY WILL BE APPRECIATED.

DATED: April 29, 2019	FIRST CHOICE BANCORP

Peter H. Hui	Robert M. Franko
Chairman of the Board	President and Chief Executive Officer

First Choice Bancorp

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 12:00 a.m., Pacific Standard Time, on June 11, 2019.

Online
Go to **www.envisionreports.com/FCBP** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 4, and THREE YEARS for Proposal 3

1. To elect the following eight (8) directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Robert M. Franko	☐	☐	02 - James H. Gray	☐	☐	03 - Peter H. Hui	☐	☐
04 - Fred D. Jensen	☐	☐	05 - Luis Maizel	☐	☐	06 - Pravin C. Pranav	☐	☐
07 - Maria S. Salinas	☐	☐	08 - Phillip T. Thong	☐	☐			

	For	Against	Abstain
2. To approve, by an advisory (non-binding) vote, the compensation of our Named Executive Officers.	☐	☐	☐
4. To ratify the appointment of Vavrinek, Trine, Day & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
3. Advisory (non-binding) vote on the frequency of holding an advisory vote on executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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2019 Annual Meeting Admission Ticket

2019 Annual Meeting of
First Choice Bancorp Shareholders

June 11, 2019 at 4:30 p.m. Pacific Time
Cerritos Library
18025 Bloomfield Avenue, Cerritos, California

Upon arrival, please present this admission ticket and photo identification at the registration desk.

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — FIRST CHOICE BANCORP

Notice of 2019 Annual Meeting of Shareholders

Cerritos Library, 18025 Bloomfield Avenue, Cerritos, California
Proxy Solicited by Board of Directors for Annual Meeting — June 11, 2019

The undersigned shareholder of First Choice Bancorp ("First Choice") hereby nominates, constitutes and appoints Robert M. Franko, Lynn M. Hopkins and Khoi D. Dang or any one of them, and each of them, the attorney, agent, and proxy of the undersigned with full powers of substitution, to vote all stock of First Choice which the undersigned is entitled to vote at the Annual Meeting of Shareholders of First Choice to be held on June 11, 2019, at 4:30 p.m., Pacific Time, at the Cerritos Library located at 18025 Bloomfield Avenue, Cerritos, California, and at any and all adjournments thereof as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

THIS PROXY IS SOLICITED ON BEHALF OF FIRST CHOICE'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF FIRST CHOICE AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS OF FIRST CHOICE UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR' ALL THE NOMINEES LISTED, "FOR" APPROVAL OF PROPOSALS 2 AND 4, AND THREE YEARS FOR PROPOSAL 3. This Proxy confers discretionary authority and shall be voted in accordance with the recommendations of First Choice's Board of Directors unless a contrary instruction is indicated, in which case this Proxy shall be voted in accordance with such instruction.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐